                                 [COVER IMAGE]

                                      AIM
                           INTERNATIONAL EQUITY FUND


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                  APRIL 30 1999

                                 [COVER IMAGE]

                     -------------------------------------

                     HUMAN ACHIEVEMENT BY TSING-FANG CHEN

               FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG

                CHEN CREATED A MULTICULTURAL COLLAGE OF SYMBOLS

                REPRESENTING THE FINEST ACHIEVEMENTS OF PEOPLE

              AROUND THE WORLD. TODAY, THE INTERNATIONAL MARKET-

                PLACE HELPS PUT MANY OF THE WORLD'S GREAT IDEAS
                INTO ACTION-IDEAS THAT COULD BECOME THE SYMBOLS

                  OF HUMAN ACHIEVEMENT FOR THE 21ST CENTURY.

                     -------------------------------------

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o   Past performance is no guarantee of comparable future results.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The EAFE --Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged Lipper International Funds Index represents an average of the performance of the 30 largest international mutual funds. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
        GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                         AIM INTERNATIONAL EQUITY FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
    Bauer,          feel comfortable.
 Chairman of            During March and April, AIM participated in an
 the Board of       industrywide test that gave us a chance to see how our
   THE FUND         technology systems might be affected by the changeover to
 APPEARS HERE]      the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle-from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches-just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     -------------------------------------

                            THE FINANCIAL INDUSTRY

                              HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                    AIM'S YEAR 2000 READINESS DISCLOSURE.

                         AIM INTERNATIONAL EQUITY FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW

EUROPEAN STOCKS STRUGGLE AS
EMERGING MARKETS SURGE

INTERNATIONAL MARKETS HAVE BEEN VOLATILE SINCE LAST YEAR. HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM?
In the past six months, international markets saw the reversal of a years-long trend -Asia, Japan and Latin America outperformed Europe. This shift affected the performance of AIM International Equity Fund somewhat, but the Fund still produced solid returns. The Fund produced a total return of 9.13% for Class A shares, 8.65% for Class B shares, and 8.70% for Class C shares for the six months ending April 30, 1999. These returns are at net asset value, which means they do not include sales charges. The Fund underperformed the Lipper International Funds Index, which produced a 14.05% return, and the overall index for international markets, the EAFE, with a 15.28% return for the reporting period.
    The Fund's net assets were $2.7 billion at the end of six-month reporting period.

WHY DID THE FUND UNDERPERFORM ITS BENCHMARKS?
Most of the Fund's investments were in Europe, which did not perform as well as other international markets in recent months. The strongest performance came from Japan and the emerging markets, including Asia and Latin America, which together made up 24% of the Fund's assets. We also had limited exposure in economically sensitive companies, such as commodities, metals, chemicals and paper manufacturers. These stocks were in favor at the end of the reporting period. We usually don't focus our investments in these kinds of companies because their earnings swings can be quite dramatic and unpredictable. Instead, we look for large-company stocks with good fundamentals and a strong potential for future earnings growth.
    Over the past three months, we decreased the Fund's holdings in Europe from 78% to 71% of total assets, and increased our investments in Japan, Asia and Latin America.

WHY DID JAPAN AND EMERGING MARKETS PERFORM BETTER THAN EUROPEAN MARKETS?
Japan, Asia and Latin America suffered major problems last year, including currency devaluation and recession. Signs of recovery appeared in early 1999, and many investors expect Japan and the rest of Asia to emerge from recession this year. Latin American economies have improved and investors are returning, stabilizing the markets there somewhat.
    At the same time, the European economy is slowing, particularly in Germany, and we're seeing earnings disappointments from some companies.

WILL YOU CONTINUE TO FOCUS THE FUND'S ASSETS IN EUROPE?
Yes, the long-term outlook is favorable. We also see positive short-term trends:
o The new European Central Bank dropped interest rates in April to stimulate the economy and boost confidence in Europe.
o   The euro's decline means European exporters are more competitive.
o European companies are more focused on shareholder value. For example, the Italian government forced a shareholder vote in the hostile takeover attempt of Telecom Italia, the country's largest telecommunications company.
    Corporate restructuring and privatization will continue to drive the European economy over the long term. Companies become more efficient when they move from government control to private ownership because they're forced to trim costs to become leaner and more competitive.
    While recent earnings have declined, European companies have long-term growth expectations superior to those in the United States. And European stocks are selling at a cheaper price than U.S. stocks.

WHAT EUROPEAN STOCKS DID YOU LIKE?
Telecommunications companies have performed especially well. Our top holding is the Finland-based Nokia, the world's largest wireless phone company. Nokia posted a 96% increase in earnings in its most recent quarter.

PORTFOLIO COMPOSITION

As of April 30, 1999, based on total net assets

============================================================================
 TOP 10 EQUITY HOLDINGS                            TOP 10 COUNTRIES
----------------------------------------------------------------------------
 1. Nokia Oyj A.B.(Finland)               2.28%    1. United Kingdom  15.69%
 2. Mannesmann A.G. (Germany )            1.58     2. France          14.59
 3. DaimlerChrysler A.G. (Germany)        1.50     3. Japan           12.02
 4. Telefonica de Espana (Spain)          1.45     4. Canada           5.39
 5. Dixons Group PLC (United Kingdom)     1.37     5. Netherlands      5.39
 6. Northern Telecom Ltd.-ADR (Canada)    1.37     6. Italy            4.52
 7. Hays PLC (United Kingdom)             1.33     7. Mexico           4.37
 8. Zurich Allied A.G.(Switzerland)       1.32     8. Germany          4.18
 9. Koninklijke Ahold N.V. (Netherlands)  1.30     9. Switzerland      4.12
10. Banque Nationale de Paris (France)    1.27    10. Hong Kong        3.79

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
============================================================================

         See important Fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                   SEMI ANNUAL REPORT / MANAGER'S OVERVIEW

    Our second-largest holding was Mannesmann, a German engineering and telecommunications conglomerate. The company doubled its earnings in its most recent fiscal year. Mannesmann is Germany's largest cellular phone company.
    Our third largest holding, DaimlerChrysler, benefited from a weak euro that spurred car sales in Europe. Strong sales in North America also boosted earnings.

IS THE ASIAN ECONOMIC CRISIS OVER?
It appears to be, although some Asian countries have yet to recover. Asia has made great strides - currencies are more stable, interest rates are declining and inflation is benign. Banking-system reform is occurring but not yet complete. Many companies in Asia continue to produce strong earnings, especially in the banking and consumer sectors. The strongest economies appear to be Australia, Korea and Singapore. We maintained our investments in Asia (outside Japan) at about 3.52% for most of the six-month reporting period.

IS THE OUTLOOK FOR JAPAN IMPROVING?
The Japanese stock market boomed over the six-month period. Investors pumped $13.4 billion into the Tokyo stock exchange in March, a record high. However, we remain cautious about a Japanese recovery. Japan's economy continues to shrink, consumer spending is down, and the government has yet to implement meaningful economic reform.
    Japanese holdings made up 12.02% of the Fund, and include beer maker Kirin Brewery, telecommunications giant NTT and computer hardware maker NEC.

HAS LATIN AMERICA RECOVERED?
Latin American markets have turned around, especially over the past three months. Brazil appointed a new central bank president, who has raised interest rates to keep inflation in check. Markets calmed considerably as the country established a clearer monetary policy. Even with this positive news, we feel it is too early to expect a sustained recovery in Brazil. In the short-term, we'll continue to focus on Mexico. The recent recovery in oil prices has boosted the Mexican economy, and Mexico continues to benefit from the strength of its largest trading partner, the United States.

WHAT'S YOUR OUTLOOK?
Further interest-rate cuts could occur across Europe, a move that would benefit large-company stocks in which the Fund invests. Over the long run, we expect the earnings picture to improve as privatization, deregulation and restructuring take hold.
    We look for continued improvement in Latin America and Asia, with the exception of Japan. While we have increased our Japanese holdings somewhat, we believe it's too early to say the economic crisis there has ended.

=================================================
TOP 10 INDUSTRIES
-------------------------------------------------
 1. Banks (Major Regional)                  9.73%
 2. Telephone                               7.32
 3. Retail (Food Chains)                    4.65
 4. Services (Commercial & Consumer)        4.62
 5. Telecommunications (Cellular/Wireless)  4.46
 6. Communications Equipment                4.18
 7. Insurance (Multi-line)                  3.86
 8. Manufacturing (Diversified)             3.35
 9. Computers (Software & Services)         3.13
10. Banks (Regional)                        2.84
=================================================

===================================================
RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

4/7/92 to 4/30/99.
---------------------------------------------------

[BAR CHART]
in thousands

AIM Int. Equity Fund A                      $21,766

Lipper Int. Fund Index                      $21,634

MSCI EAFE                                   $23,000

===================================================
Past performance is no guarantee of comparable
future results.
===================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99

CLASS A SHARES

Inception (4/7/92)                 12.52%
5 years                             9.23
1 year                             -6.68*

*-1.26% excluding sales charges

CLASS B SHARES

Inception (9/15/94)                 9.24%
1 year                             -6.89*

*-2.05% excluding sales charges

CLASS C SHARES

Inception (8/4/97)                  3.20%
1 year                             -2.96*

*-1.99% excluding sales charges
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

         See important Fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.79%

ARGENTINA-1.63%

Telefonica de Argentina S.A.-ADR
  (Telephone)                          336,500   $   12,576,687
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)       761,500       31,983,000
---------------------------------------------------------------
                                                     44,559,687
---------------------------------------------------------------

AUSTRALIA-1.24%

AMP Ltd. (Insurance-Life/Health)     1,352,000       15,791,208
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                             383,000       11,254,458
---------------------------------------------------------------
Cable & Wireless Optus, Ltd.
  (Telephone)(a)                     3,103,700        6,983,170
---------------------------------------------------------------
                                                     34,028,836
---------------------------------------------------------------

BELGIUM-1.66%

Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)(a)              345,600       30,233,897
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)          328,600       15,276,023
---------------------------------------------------------------
                                                     45,509,920
---------------------------------------------------------------

BRAZIL-0.53%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food
  Chains)                               12,900          224,944
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)(a)                       159,200        2,587,000
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         32,071        5,213,292
---------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A. (Telephone)                      31,841        1,691,504
---------------------------------------------------------------
Telebras-ADR Pfd. (Telephone)(a)         9,000          820,687
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)(a)              159,200           12,438
---------------------------------------------------------------
Telesp Participacoes S.A.-ADR
  (Telephone)                          159,200        3,980,000
---------------------------------------------------------------
                                                     14,529,865
---------------------------------------------------------------

CANADA-5.39%

ATI Technologies, Inc.
  (Computers-Hardware)(a)              951,200       14,254,952
---------------------------------------------------------------
BCE Inc. (Telephone)                   674,800       30,777,915
---------------------------------------------------------------
Bombardier Inc.
  (Aerospace/Defense)                  514,100        7,968,903
---------------------------------------------------------------
CGI Group, Inc.
  (Services-Computer Systems)(a)       365,700        9,029,630
---------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)          351,100        7,729,979
---------------------------------------------------------------
JDS Fitel Inc.
  (Manufacturing-Specialized)(a)       192,900       11,642,798
---------------------------------------------------------------
Loblaw Co. Ltd.
  (Retail-Specialty)                   275,000        6,941,015
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)           552,357       37,663,843
---------------------------------------------------------------
Shaw Communications Inc.
  (Broadcasting-Television, Radio
  & Cable)                             205,000        8,436,214
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Toronto-Dominion Bank
  (Banks-Regional)                     255,100   $   13,621,080
---------------------------------------------------------------
                                                    148,066,329
---------------------------------------------------------------

CROATIA-0.06%

Pliva DD GDR (Health
  Care-Drugs-Major
  Pharmaceutical) (Acquired
  05/13/98; Cost $1,719,760)(b)        103,600        1,642,060
---------------------------------------------------------------

FINLAND-2.85%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           812,342       62,611,522
---------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-Cellular/
  Wireless)                            782,900       15,550,852
---------------------------------------------------------------
                                                     78,162,374
---------------------------------------------------------------

FRANCE-14.59%

Accor S.A. (Lodging-Hotels)             96,500       25,438,290
---------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial &
  Consumer)                             43,500       10,340,983
---------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)        228,614       29,516,447
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               421,900       34,969,750
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer-Software & Services)       156,300       23,895,579
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                  43,100       34,152,979
---------------------------------------------------------------
Compagnie Generale des Eaux
  (Manufacturing-Diversified)           55,000       12,848,176
---------------------------------------------------------------
Danone (Foods)                          68,047       18,189,450
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)            217,800       33,827,139
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         181,150       30,048,863
---------------------------------------------------------------
Promodes (Retail-Food Chains)           43,600       27,639,348
---------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                               81,000        6,718,073
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)              549,600       26,130,595
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            114,300       20,457,365
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                              74,200       14,503,262
---------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)          132,500       22,538,853
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)            214,400       29,357,552
---------------------------------------------------------------
                                                    400,572,704
---------------------------------------------------------------

GERMANY-4.18%

Allianz A.G.
  (Insurance-Multi-Line)                44,600       14,207,322
---------------------------------------------------------------
DaimlerChrysler A.G.
  (Automobiles)                        417,399       41,211,722
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GERMANY-(CONTINUED)

EM.TV & Merchandising A.G.
  (Broadcasting-Television,
  Radio, & Cable)(a)                     7,500   $    7,092,092
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)              330,200       43,469,552
---------------------------------------------------------------
Porsche A.G. (Automobiles)               3,500        8,653,145
---------------------------------------------------------------
                                                    114,633,833
---------------------------------------------------------------

HONG KONG-3.71%

China Telecom Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                      10,504,000       23,987,459
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           39,966,000       27,071,122
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)(a)                3,880,000       15,768,797
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               3,347,000       30,012,128
---------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)            5,284,200        5,113,247
---------------------------------------------------------------
                                                    101,952,753
---------------------------------------------------------------

INDONESIA-0.66%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                     1,752,900       18,076,781
---------------------------------------------------------------

IRELAND-2.35%

Allied Irish Banks PLC
  (Banks-Regional)                   1,655,900       26,670,509
---------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                          1,172,200       23,438,019
---------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                          740,000       14,522,441
---------------------------------------------------------------
                                                     64,630,969
---------------------------------------------------------------

ITALY-4.52%

Assicurazioni Generali
  (Insurance- Multi-Line)              668,000       26,007,824
---------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)             1,238,100       10,190,212
---------------------------------------------------------------
Banca Popolare di Brescia
  (Banks-Regional)(a)                  447,000       15,372,644
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)             5,184,700       26,293,895
---------------------------------------------------------------
Olivetti S.p.A.
  (Telecommunications-Cellular/
  Wireless)(a)                       2,282,000        7,956,455
---------------------------------------------------------------
San Paolo-IMI S.p.A. (Banks-Major
  Regional)                          1,130,431       16,959,868
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)    2,008,500       21,369,352
---------------------------------------------------------------
                                                    124,150,250
---------------------------------------------------------------

JAPAN-12.02%

Advantest Corp.
  (Electronics-Instrumentation)        331,900       25,373,640
---------------------------------------------------------------
Alps Electric Co., Ltd.
  (Electronics-Component
  Distributors)(a)                   1,197,000       20,296,630
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                        137,800       12,807,871
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)          350,000       18,316,935
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
JAPAN-(CONTINUED)

Kirin Brewery Co., Ltd.
  (Beverages-Alcoholic)(a)           1,805,000   $   20,404,019
---------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd.
  (Telephone)                          363,000       26,049,068
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics- Component
  Distributors)                        528,000       30,196,692
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)         208,800       24,931,865
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                      2,228       24,252,878
---------------------------------------------------------------
NTT Data Corp.
  (Computers-Software & Services)        3,047       24,110,655
---------------------------------------------------------------
NTT Mobile Communications
  Network, Inc.
  (Telecommunications-Cellular/
  Wireless)                                504       29,541,553
---------------------------------------------------------------
Okuma Corp. (Machine Tools)          3,350,000       16,830,647
---------------------------------------------------------------
Takeda Chemical Industries
  (Health Care-Drugs-Generic &
  Other)                               642,000       27,900,188
---------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)         510,000       29,039,146
---------------------------------------------------------------
                                                    330,051,787
---------------------------------------------------------------

MEXICO-4.37%

Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)    6,841,000       12,808,366
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)           502,900       10,403,744
---------------------------------------------------------------
Formento Economico Mexicano, S.A.
  de C.V. (Beverages-Alcoholic)        753,170       27,396,559
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de CV (Banacci)
  (Financial-Diversified)(a)         6,229,600       15,877,390
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            4,538,900       11,961,279
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   536,200       21,984,200
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          1,979,000        7,710,390
---------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                          156,000       11,817,000
---------------------------------------------------------------
                                                    119,958,928
---------------------------------------------------------------

NETHERLANDS-5.39%

Equant N.V.
  (Computers-Peripherals)(a)           184,000       16,699,407
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      442,000       18,142,760
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                 957,514       35,559,899
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)        293,600       11,043,230
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                          175,000       15,069,044
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                   654,600       26,488,955
---------------------------------------------------------------
Wolters Kluwer N.V.
  (Specialty-Printing)                 571,520       24,878,186
---------------------------------------------------------------
                                                    147,881,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NORWAY-0.18%

Merkantildata A.S.A.
  (Services-Commercial &
  Consumer)                            508,800   $    5,081,160
---------------------------------------------------------------

PHILIPPINES-0.63%

Philippine Long Distance
  Telephone Co. (Telephone)            294,660        9,531,408
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        243,000        7,836,750
---------------------------------------------------------------
                                                     17,368,158
---------------------------------------------------------------

PORTUGAL-1.38%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)               763,200       21,521,721
---------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail-General Merchandise)         260,800        8,583,328
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular/
  Wireless)                             58,400        7,805,369
---------------------------------------------------------------
                                                     37,910,418
---------------------------------------------------------------

SINGAPORE-1.27%

Development Bank of Singapore
  Ltd. (Banks-Major Regional)        1,198,000       12,712,374
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)(a)                   3,901,900       11,133,170
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              749,000       11,038,731
---------------------------------------------------------------
                                                     34,884,275
---------------------------------------------------------------

SOUTH KOREA-0.51%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       548,300       14,118,725
---------------------------------------------------------------

SPAIN-3.35%

Banco Popular Espanol S.A.
  (Banks-Major Regional)(a)            197,000       13,945,403
---------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)           556,500        6,544,107
---------------------------------------------------------------
Endesa S.A. (Electric Companies)       630,600       14,018,119
---------------------------------------------------------------
Telefonica de Espana (Telephone)       851,609       39,904,688
---------------------------------------------------------------
Telefonica S.A. (Telephone), Bonus
  Rights (expiring 05/20/99)(a)        851,609          791,795
---------------------------------------------------------------
Union Electrica Fenosa, S.A.
  (Electric Companies)               1,257,000       16,720,569
---------------------------------------------------------------
                                                     91,924,681
---------------------------------------------------------------

SWEDEN-3.20%

Electrolux A.B. (Household
  Furniture & Appliances)            1,266,000       25,659,121
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)           366,692       31,597,142
---------------------------------------------------------------
Svenska Handelsbanken-Class A
  (Banks-Major Regional)               560,850       21,006,116
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SWEDEN-(CONTINUED)

WM-Data A.B. (Computers-Software
  & Services)                          263,450   $    9,679,922
---------------------------------------------------------------
                                                     87,942,301
---------------------------------------------------------------

SWITZERLAND-4.12%

ABB A.G. (Engineering &
  Construction)                         17,800       25,958,576
---------------------------------------------------------------
Adecco S.A. (Services-Commercial
  & Consumer)                           29,191       14,713,167
---------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)              2,650        8,623,746
---------------------------------------------------------------
UBS A.G. (Banks-Major Regional)         81,183       27,562,951
---------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)(a)             56,106       36,148,783
---------------------------------------------------------------
                                                    113,007,223
---------------------------------------------------------------

TAIWAN-0.42%

Inventec Co., Ltd.
  (Computers-Hardware)(a)            3,474,000       11,420,642
---------------------------------------------------------------

THAILAND-0.24%

Siam Commercial Bank, 5.25% Pfd.
  (Banks-Regional)(a)                9,404,000        6,595,738
---------------------------------------------------------------

UNITED KINGDOM-15.34%

Airtours PLC (Services-Commercial
  & Consumer)                        1,294,600        8,954,722
---------------------------------------------------------------
Barclays PLC (Banks-Major
  Regional)                            929,000       29,499,247
---------------------------------------------------------------
British Energy PLC (Electric
  Companies)                         2,544,000       21,627,691
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable)                     1,660,000       14,659,815
---------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)           862,000       14,476,242
---------------------------------------------------------------
Cable & Wireless Communications PLC
  (Telecommunications-Cellular/
  Wireless)                          1,196,550       17,168,951
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)   1,996,500       20,457,700
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                 1,767,300       37,725,001
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)        3,164,000       33,515,084
---------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                     1,210,000       25,848,272
---------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                          3,280,700       36,466,378
---------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                 1,033,500        9,974,929
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                          2,264,500       21,255,007
---------------------------------------------------------------
Orange PLC
  (Telecommunications)(a)            1,972,300       26,840,549
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             963,933       16,079,542
---------------------------------------------------------------
Railtrack Group PLC (Shipping)         926,948       19,339,419
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Seton Scholl Healthcare PLC
  (Health Care-Diversified)(a)         392,050   $    4,856,018
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                         1,696,000        5,722,369
---------------------------------------------------------------
Unilever PLC (Foods)                 1,397,000       12,382,150
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/
  Wireless)                          1,103,300       20,321,098
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                         2,729,500       24,104,799
---------------------------------------------------------------
                                                    421,274,983
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests, (Cost
      $2,071,053,802)                             2,629,936,861
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
FOREIGN CONVERTIBLE BONDS &
  NOTES-0.43%(C)

HONG KONG-0.08%

Cosco Treasury Co. Ltd., Conv.
  Gtd. Bonds, 1.00%, 03/13/03      $ 2,754,000        2,283,851
---------------------------------------------------------------

UNITED KINGDOM-0.35%

Airtours PLC (Services-Commercial
  & Consumer)
  Conv. Sub. Notes, 5.75%,
    01/05/04  GBP                    5,298,000        9,449,170
---------------------------------------------------------------
    Total Foreign Convertible
      Bonds & Notes (Cost
      $10,737,186)                                   11,733,021
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-1.36%(D)

West LB Securities Americas,
  Inc., 4.88%, 05/03/99(e) (Cost
  $37,361,663)                     $37,361,663   $   37,361,663
---------------------------------------------------------------
TOTAL INVESTMENTS-97.58%                          2,679,031,545
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.42%                                  66,551,698
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,745,583,243
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GBP   - British Pounds Sterling
GDR   - Global Depositary Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred
Sub.  - Subordinated
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value at 04/30/99 represented 0.06% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 04/30/99 with a maturing value of $250,101,667. Collateralized by $249,045,000 U.S. Government obligations, 4.00% to 8.75% due 08/31/00 to 11/15/08 with an aggregate market value at 04/30/99 of $255,023,179.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
$2,119,152,651)                               $2,679,031,545
------------------------------------------------------------
Foreign currencies, at value (cost
  $26,873,429)                                    26,952,453
------------------------------------------------------------
Receivables for:
  Investments sold                                97,848,892
------------------------------------------------------------
  Capital stock sold                               4,919,790
------------------------------------------------------------
  Dividends and interest                           7,214,617
------------------------------------------------------------
Investment for deferred compensation plan             42,048
------------------------------------------------------------
Other assets                                         124,026
------------------------------------------------------------
    Total assets                               2,816,133,371
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           54,854,622
------------------------------------------------------------
  Capital stock reacquired                        10,981,649
------------------------------------------------------------
  Foreign Exchange Contracts                          14,914
------------------------------------------------------------
  Deferred compensation                               42,048
------------------------------------------------------------
Accrued advisory fees                              1,986,435
------------------------------------------------------------
Accrued administrative services fees                  11,158
------------------------------------------------------------
Accrued custodian fees                               378,246
------------------------------------------------------------
Accrued directors' fees                                  936
------------------------------------------------------------
Accrued distribution fees                          1,755,182
------------------------------------------------------------
Accrued transfer agent fees                          379,195
------------------------------------------------------------
Accrued operating expenses                           145,743
------------------------------------------------------------
    Total liabilities                             70,550,128
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,745,583,243
------------------------------------------------------------

NET ASSETS:

Class A                                       $1,856,663,029
============================================================
Class B                                       $  800,920,595
============================================================
Class C                                       $   87,999,619
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     98,453,044
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     43,543,411
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      4,780,929
============================================================
Class A:
  Net asset value and redemption price per
  share                                       $        18.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.86
      divided by 94.50%)                      $        19.96
============================================================
Class B:
  Net asset value and offering price per
  share                                       $        18.39
============================================================
Class C:
  Net asset value and offering price per
  share                                       $        18.41
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $1,557,786 foreign
  withholding tax)                             $ 10,430,279
-----------------------------------------------------------
Interest                                          3,832,374
-----------------------------------------------------------
    Total investment income                      14,262,653
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    12,207,399
-----------------------------------------------------------
Administrative services fees                         65,141
-----------------------------------------------------------
Custodian fees                                    1,141,756
-----------------------------------------------------------
Directors' fees                                       8,799
-----------------------------------------------------------
Distribution fees-Class A                         2,704,127
-----------------------------------------------------------
Distribution fees-Class B                         3,910,217
-----------------------------------------------------------
Distribution fees-Class C                           364,307
-----------------------------------------------------------
Transfer agent fees-Class A                       1,697,237
-----------------------------------------------------------
Transfer agent fees-Class B                       1,066,889
-----------------------------------------------------------
Transfer agent fees-Class C                         117,506
-----------------------------------------------------------
Other                                               427,054
-----------------------------------------------------------
    Total expenses                               23,710,432
-----------------------------------------------------------
Less: Fees waived by advisor                       (540,441)
-----------------------------------------------------------
   Expenses paid indirectly                         (17,493)
-----------------------------------------------------------
    Net expenses                                 23,152,498
-----------------------------------------------------------
Net investment income (loss)                     (8,889,845)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         103,861,777
-----------------------------------------------------------
  Foreign currencies                             (1,011,959)
-----------------------------------------------------------
                                                102,849,818
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                         144,534,527
-----------------------------------------------------------
  Foreign currencies                               (763,040)
-----------------------------------------------------------
                                                143,771,487
-----------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                        246,621,305
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $237,731,460
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   1999               1998
                                                              --------------     --------------
OPERATIONS:

  Net investment income (loss)                                $   (8,889,845)    $      796,378
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
  currencies                                                     102,849,818        132,726,915
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                             143,771,487         28,100,960
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         237,731,460        161,624,253
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class A                                                      (10,410,630)        (5,803,939)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                      (20,381,374)                --
-----------------------------------------------------------------------------------------------
    Class B                                                       (9,045,542)                --
-----------------------------------------------------------------------------------------------
    Class C                                                         (756,877)                --
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                       (3,864,447)        22,585,920
-----------------------------------------------------------------------------------------------
    Class B                                                           97,254         35,370,772
-----------------------------------------------------------------------------------------------
    Class C                                                       24,012,346         45,396,283
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     217,382,190        259,173,289
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,528,201,053      2,269,027,764
-----------------------------------------------------------------------------------------------
  End of period                                               $2,745,583,243     $2,528,201,053
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,021,543,745     $2,001,298,592
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (19,616,304)          (315,829)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       184,027,529        111,361,504
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           559,628,273        415,856,786
-----------------------------------------------------------------------------------------------
                                                              $2,745,583,243     $2,528,201,053
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
 A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Bond Premiums--It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
F. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently contractually waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is contractual and may not be terminated without approval of the Board of Directors of the Company. During the six months ended April 30, 1999, AIM waived fees of $540,441.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $65,141 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $1,219,606 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A and Class B and Class C shares paid AIM Distributors $2,704,127, $3,910,217 and $364,307, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $244,642 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $94,261 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 1999, the Fund incurred legal fees of $3,232 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,493, under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $17,493 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $1,343,029,998 and $1,218,736,851, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $590,711,316
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (44,267,157)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $546,444,159
=========================================================

Cost of investments for tax purposes is $2,132,587,386.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                  APRIL 30,                         OCTOBER 31,
                                    1999                               1998
                       -------------------------------    -------------------------------
                          SHARES           AMOUNT            SHARES           AMOUNT
                       ------------    ---------------    ------------    ---------------
Sold:
  Class A               110,451,322    $ 2,020,271,026     255,642,183    $ 4,635,171,469
-----------------------------------------------------------------------------------------
  Class B                 9,761,677        173,881,363      12,193,983        217,550,365
-----------------------------------------------------------------------------------------
  Class C                 6,283,547        112,295,600      25,679,581        472,331,833
-----------------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                 1,596,986         28,282,635         332,423          5,441,633
-----------------------------------------------------------------------------------------
  Class B                   482,232          8,356,983              --                 --
-----------------------------------------------------------------------------------------
  Class C                    39,786            689,883              --                 --
-----------------------------------------------------------------------------------------
Reacquired:
  Class A              (111,635,770)    (2,052,418,108)   (252,737,021)    (4,618,027,182)
-----------------------------------------------------------------------------------------
  Class B               (10,190,477)      (182,141,092)    (10,435,828)      (182,179,593)
-----------------------------------------------------------------------------------------
  Class C                (4,960,131)       (88,973,137)    (23,050,474)      (426,935,550)
-----------------------------------------------------------------------------------------
                          1,829,172    $    20,245,153       7,624,847    $   103,352,975
=========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1999 and each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during the six months ended April 30, 1999 and each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                            OCTOBER 31,
                                                    APRIL 30,      --------------------------------------------------------------
                                                       1999           1998          1997          1996         1995        1994
                                                    ----------     ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                $    17.59     $    16.64    $    15.37    $    13.65    $  13.50    $  12.18
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
Income from investment operations:
  Net investment income (loss)                           (0.04)          0.05(a)       0.04(a)       0.04(a)     0.01        0.02
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
  Net gains on securities (both realized and
    unrealized)                                           1.63           0.96          1.68          2.07        0.62        1.31
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
        Total from investment operations                  1.59           1.01          1.72          2.11        0.63        1.33
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
Less distributions:
  Dividends from net investment income                   (0.11)         (0.06)        (0.02)        (0.01)      (0.04)      (0.01)
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
  Distributions from net realized gains                  (0.21)            --         (0.43)        (0.38)      (0.44)         --
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
        Total distributions                              (0.32)         (0.06)        (0.45)        (0.39)      (0.48)      (0.01)
--------------------------------------------------  ----------     ----------    ----------    ----------    --------    --------
Net asset value, end of period                      $    18.86     $    17.59    $    16.64    $    15.37    $  13.65    $  13.50
==================================================  ==========     ==========    ==========    ==========    ========    ========
Total return(b)                                           9.13%          6.11%        11.43%        15.79%       5.24%      10.94%
==================================================  ==========     ==========    ==========    ==========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $1,856,663     $1,724,635    $1,577,390    $1,108,395    $654,764    $708,159
==================================================  ==========     ==========    ==========    ==========    ========    ========
Ratio of expenses to average net assets(c)                1.49%(d)       1.45%         1.47%         1.58%       1.67%       1.64%
==================================================  ==========     ==========    ==========    ==========    ========    ========
Ratio of net investment income (loss) to average
  net assets(e)                                          (0.41)%(d)      0.28%         0.24%         0.25%       0.10%       0.22%
==================================================  ==========     ==========    ==========    ==========    ========    ========
Portfolio turnover rate                                     49%            78%           50%           66%         68%         67%
==================================================  ==========     ==========    ==========    ==========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.53% (annualized), 1.49%, 1.51%, 1.60% and 1.68% for 1999-1995.
(d) Ratios are annualized and based on average net assets of $1,817,691,396.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.46)% (annualized), 0.24%, 0.20%, 0.22% and 0.09% for 1999-1995.

                                                                          CLASS B                                       CLASS C
                                       ---------------------------------------------------------------------------     ---------
                                                                               OCTOBER 31,
                                       APRIL 30,      ------------------------------------------------------------     APRIL 30,
                                          1999           1998          1997          1996         1995      1994         1999
                                       ----------     ----------    ----------    ----------    --------   -------     ---------
Net asset value, beginning of period   $    17.13     $    16.27    $    15.13    $    13.54    $  13.49   $ 13.42     $  17.14
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
Income from investment operations:
  Net investment income (loss)              (0.11)         (0.09)(a)     (0.09)(a)     (0.07)(a)   (0.09)    (0.01)       (0.11)(a)
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
  Net gains (losses) on securities
    (both realized and unrealized)           1.58           0.95          1.66          2.04        0.61      0.08         1.59
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
        Total from investment
          operations                         1.47           0.86          1.57          1.97        0.52      0.07         1.48
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
Less distributions:
  Dividends from net investment income         --             --            --            --       (0.03)       --           --
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
  Distributions from net realized
    gains                                   (0.21)            --         (0.43)        (0.38)      (0.44)       --        (0.21)
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
        Total distributions                 (0.21)            --         (0.43)        (0.38)      (0.47)       --        (0.21)
-------------------------------------- ----------     ----------    ----------    ----------    --------   -------     --------
Net asset value, end of period         $    18.39     $    17.13    $    16.27    $    15.13    $  13.54   $ 13.49     $  18.41
====================================== ==========     ==========    ==========    ==========    ========   =======     ========
Total return(b)                              8.65%          5.29%        10.61%        14.88%       4.35%     0.52%        8.70%
====================================== ==========     ==========    ==========    ==========    ========   =======     ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $  800,921     $  744,987    $  678,809    $  368,355    $ 51,964   $ 4,833     $ 88,000
====================================== ==========     ==========    ==========    ==========    ========   =======     ========
Ratio of expenses to average net
  assets(c)                                  2.28%(d)       2.22%         2.25%         2.35%       2.55%     2.53%(e)     2.28%(d)
====================================== ==========     ==========    ==========    ==========    ========   =======     ========
Ratio of net investment income (loss)
  to average net assets(f)                  (1.21)%(d)     (0.49)%       (0.53)%       (0.53)%     (0.78)%   (0.67)%(e)   (1.21)%(d)
====================================== ==========     ==========    ==========    ==========    ========   =======     ========
Portfolio turnover rate                        49%            78%           50%           66%         68%       67%          49%
====================================== ==========     ==========    ==========    ==========    ========   =======     ========

                                              CLASS C
                                        --------------------
                                            OCTOBER 31,
                                        --------------------
                                          1998        1997
                                        --------    --------
Net asset value, beginning of period    $  16.27    $  17.64
--------------------------------------  --------    --------
Income from investment operations:
  Net investment income (loss)             (0.09)(a)   (0.02)(a)
--------------------------------------  --------
  Net gains (losses) on securities
    (both realized and unrealized)          0.96       (1.35)
--------------------------------------  --------    --------
        Total from investment
          operations                        0.87       (1.37)
--------------------------------------  --------    --------
Less distributions:
  Dividends from net investment income        --          --
--------------------------------------  --------    --------
  Distributions from net realized
    gains                                     --          --
--------------------------------------  --------    --------
        Total distributions                   --          --
--------------------------------------  --------    --------
Net asset value, end of period          $  17.14    $  16.27
======================================  ========    ========
Total return(b)                             5.35%      (7.77)%
======================================  ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $ 58,579    $ 12,829
======================================  ========    ========
Ratio of expenses to average net
  assets(c)                                 2.22%       2.27%(e)
======================================  ========    ========
Ratio of net investment income (loss)
  to average net assets(f)                 (0.49)%     (0.55)%(e)
======================================  ========    ========
Portfolio turnover rate                       78%         50%
======================================  ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.32% (annualized), 2.26%, 2.28%, 2.37% and 2.56% for 1999-1995 for Class B
    and 2.32% (annualized), 2.26% and 2.30% (annualized) for 1999-1997 for Class C.
(d) Ratios are annualized and based on average net assets of $788,524,468 and $73,465,201 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.25)% (annualized), (0.53)%, (0.57)%, (0.55)% and
    (0.79)%, for 1999-1995 for Class B and (1.25)% (annualized), (0.53)% and
    (0.57)% (annualized) for 1999-1997 for Class C.

BOARD OF DIRECTORS                            OFFICERS                             OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                     11 Greenway Plaza
Chairman                                      Chairman                             Suite 100
A I M Management Group Inc.                                                        Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                            INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                     A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary  11 Greenway Plaza
Chief Executive Officer                                                            Suite 100
COMSAT Corporation                            Gary T. Crum                         Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                       TRANSFER AGENT
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer         A I M Fund Services, Inc.
                                                                                   P.O. Box 4739
Edward K. Dunn Jr.                            Robert G. Alley                      Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman and President,                                              CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox
President, Mercantile Bankshares              Vice President                       State Street Bank and Trust Company
                                                                                   225 Franklin Street
Jack Fields                                   Edgar M. Larsen                      Boston MA 02110
Chief Executive Officer                       Vice President
Texana Global, Inc.;                                                               COUNSEL TO THE FUND
Formerly Member                               Mary J. Benson
of the U.S. House of Representatives          Assistant Vice President and         Ballard Spahr
                                              Assistant Treasurer                  Andrews & Ingersoll, LLP
Carl Frischling                                                                    1735 Market Street
Partner                                       Sheri Morris                         Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP         Assistant Vice President and
                                              Assistant Treasurer                  COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer         Renee A. Friedli                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                   Assistant Secretary                  919 Third Avenue
                                                                                   New York, NY 10022
Prema Mathai-Davis                            P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;  Assistant Secretary                  DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,  Jeffrey H. Kupor                     A I M Distributors, Inc.
Metropolitan Transportation Authority of      Assistant Secretary                  11 Greenway Plaza
New York State                                                                     Suite 100
                                              Nancy L. Martin                      Houston, TX 77046
Lewis F. Pennock                              Assistant Secretary
Attorney
                                              Ofelia M. Mayo
Louis S. Sklar                                Assistant Secretary
Executive Vice President
Hines Interests                               Lisa A. Moss
Limited Partnership                           Assistant Secretary

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                             MONEY MARKET FUNDS                         A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                      provided leadership in the
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                   mutual-fund industry since 1976 and
AIM Capital Development Fund                                                        managed approximately $112 billion
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                 in assets for more than 6.3 million
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund       shareholders, including individual
AIM Large Cap Growth Fund                AIM Asian Growth Fund                      investors, corporate clients and
AIM Mid Cap Equity Fund(2), (A)          AIM Developing Markets Fund(2)             financial institutions, as of March
AIM Select Growth Fund(3)                AIM Europe Growth Fund(2)                  31, 1999.
AIM Small Cap Growth Fund(2), (B)        AIM European Development Fund                   The AIM Family of
AIM Small Cap Opportunities Fund         AIM International Equity Fund              Funds --Registered Trademark--
AIM Value Fund                           AIM Japan Growth Fund(2)                   if distributed nationwide, and
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)          AIM today is the 10th-largest
                                         AIM New Pacific Growth Fund(2)             mutual-fund complex in the United
GROWTH & INCOME FUNDS                                                               States in assets under management,
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS                        according to Strategic Insight, an
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund          independent mutual-fund monitor.
AIM Advisor Real Estate Fund             AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications and Technology Fund(2)(E)
                                         AIM Global Trends Fund(2), (F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your nancial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                                         [AIM LOGO APPEARS HERE]



                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--